UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 19, 2007

NewGen Technologies, Inc
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation or Organization)

000-23365	33-0840184
(Commission File Number)	(IRS Employer Identification No.)

6000 Fairview Road, 12th Floor, Charlotte, NC 28210
(Address of Principal Executive Offices, Including Zip Code)

(704) 552-3590
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 13, 2007, NewGen Technologies, Inc. (“NewGen” or the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Cornell Capital Partners, L.P. (“Cornell” and together with NewGen, the “Parties”) for the sale of a secured convertible debenture (the “Debenture”) to Cornell in the principal amount of $1,250,000. NewGen intends to use the net proceeds from the sale of the Debenture for working capital and to pay for certain expenses relating to its acquisition of all of the issued and outstanding stock of Appalachian Oil Company, Inc. (“APPCO”) (the “APPCO Acquisition”), including a recent $250,000 non-refundable good faith deposit to the sellers of APPCO which will extend the date that no party can unilaterally terminate the stock purchase agreement, dated as of January 16, 2007, pursuant to which the APPCO Acquisition will be consummated.

The Debenture was issued on March 13, 2007 and bears interest at a rate of 10% per annum. The Debenture will mature on March 13, 2009 (unless extended at the option of Cornell) (the “Maturity Date”). Unless prepaid by the Company or converted at the option of Cornell, any outstanding principal and unpaid interest under the Debenture is due on the Maturity Date.

Cornell may convert, at any time prior to the Maturity Date, any portion of the principal amount of the Debenture into shares of NewGen’s common stock (“Common Stock”) at a conversion price per share equal to the lesser of (i) $0.80, or (ii) eighty percent (80%) of the lowest closing bid price for the Common Stock during the five trading days immediately preceding the conversion date, subject to adjustment (as per the terms of the Debenture). The Company may, prior to the Maturity Date, redeem all or part of the outstanding principal amount under the Debenture, provided that it is not then in default under the Debenture and that the closing bid price for the Common Stock is less than the $0.80 per share at the time (as adjusted, as per the terms of the Debenture). At the time of any such redemption, NewGen must pay a premium of 10% of the principal amount being redeemed. Before such redemption may be made, Cornell has the right, within 3 business days of receiving notice of redemption, to convert the principal amount being redeemed into shares of Common Stock.

The Debenture is secured under various security agreements that had been entered into by the Company, its subsidiaries and Cornell pursuant to which the Company and its subsidiaries had pledged their assets, including the stock and/or membership interests of the Company’s subsidiaries and certain interests in real properties. In addition, certain executive officers and directors of NewGen have personally guaranteed NewGen’s obligations under the Debenture.

As required under the Purchase Agreement, the Parties also entered into a registration rights agreement (the “Registration Rights Agreement”), dated as of March 13, 2007, providing for the filing of a registration statement (the “Registration Statement”) with the Securities and Exchange Commission registering the shares of Common Stock issuable upon conversion of the Debenture. In accordance with terms of the Registration Rights Agreement, the Company is obligated to use its best efforts to cause the Registration Statement to be (i) filed no later than 30 calendar days following receipt of a written demand from Cornell requesting such filing (the “Filing Deadline”) and (ii) declared effective no later than 120 calendar days following the receipt of a written demand from Cornell requesting such filing (the “Effectiveness Deadline”). The Company must also ensure that the Registration Statement remains in effect until all of the shares of Common Stock to be registered thereunder have been sold or may be sold without volume restrictions pursuant to Rule 144(k) under the Securities Act of 1933, as amended (the “Securities Act”). If NewGen defaults in its satisfaction of the Filing Deadline or the Effectiveness Deadline, or if the Registration Statement’s effectiveness lapses for 30 consecutive calendar days or more than an aggregate of 60 calendar days during any 12-month period, the Company is required to pay to Cornell, as liquidated damages, for each month that the Registration Statement has not been filed or declared effective, or for which the lapse in effectiveness remains in place, as the case may be, 2% of the purchase price of the Debenture then held by Cornell, up to a maximum aggregate of 24% of the purchase price of the Debenture.

In connection with the entry into the Purchase Agreement, NewGen agreed to pay Yorkville Advisors LLC a structuring fee of $15,000 and an additional fee equal to 10.0% of the purchase price for the Debenture, each of which was paid directly from the gross proceeds received by NewGen upon sale of the Debenture.

The Debenture was issued to Cornell pursuant to an exemption provided by Section 4(2) and/or Rule 506 of Regulation D (“Regulation D”) under the Securities Act, given that (i) Cornell has represented to the Company that it is an “accredited investor” (as defined in Regulation D), (ii) the Debenture issuance was not made in connection with any “general solicitation” (within the meaning of Rule 502(c) of Regulation D) and (iii) the Debenture, when issued, was in certificated form and bears appropriate restrictive legends.

Each of the Purchase Agreement, the Debenture, the Registration Rights Agreement and other related documents are attached as exhibits (each an “Exhibit,” and collectively referred to as the “Exhibits”). The foregoing descriptions of the Exhibits are merely summaries, and are not intended to be complete; the full text of each Exhibit is incorporated herein by reference in its entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Debenture set forth in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

The description of the Debenture set forth in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Description

10.1	Form of Securities Purchase Agreement, dated March 13, 2007, by and between NewGen and Cornell (without schedules and exhibits).

10.2	Form of Secured Convertible Debenture, dated March 13, 2007, issued by NewGen to Cornell.

10.3	Form of Registration Rights Agreement, dated March 13, 2007, by and between NewGen and Cornell.

10.4	Form of Lock Up Agreement, dated March 13, 2007, entered into by certain directors of NewGen.

10.5	Form of Irrevocable Transfer Agent Instructions, dated March 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewGen Technologies, Inc.

March 19, 2007	/s/ Bruce Wunner
Name: Bruce Wunner
Title: Chief Executive Officer

EXHIBIT INDEX

No.	Description

10.1	Form of Securities Purchase Agreement, dated March 13, 2007, by and between NewGen and Cornell (without schedules and exhibits).

10.2	Form of Secured Convertible Debenture, dated March 13, 2007, issued by NewGen to Cornell.

10.3	Form of Registration Rights Agreement, dated March 13, 2007, by and between NewGen and Cornell (without schedules and exhibits).

10.4	Form of Lock Up Agreement, dated March 13, 2007, entered into by certain directors of NewGen.

10.5	Form of Irrevocable Transfer Agent Instructions, dated March 13, 2007 (without schedules and exhibits).